EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxely Act of 2002 (18 U.S.C. § 1350, as adopted), James L. Mann, Chief Executive Officer of SunGard Data Systems Inc. (the “Company”), and Michael J. Ruane, Chief Financial Officer of the Company, each hereby certifies that:

1.    The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002

/s/ James L. Mann	/s/ Michael J. Ruane
James L. Mann	Michael J. Ruane
Chief Executive Officer	Chief Financial Officer

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